UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2006

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

000-32593	73-1599600
(Commission File Number)	(IRS Employer Identification Number)

115 West 7th Street, Suite 1415, Forth Worth, Texas 76102

(Address of Principal Executive Offices)

(877) 329-8388

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

The exhibits described below are conformed versions of exhibits previously filed and attached to Form 8-Ks filed on January 23, 2006 and July 27, 2006:

             Exhibit No.                 Description

4.1	Securities Purchase Agreement, dated January 12, 2006, by and among Wentworth Energy, Inc. and Cornell Capital, LP
4.2	Security Agreement, dated January 12, 2006 between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.3	Subsidiary Security Agreement, dated January 12, 2006 between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.4	Investor Registration Rights Agreement, dated January 12, 2006, by and between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.6	Escrow Agreement, dated January 12, 2006, by and between Wentworth Energy, Inc., Cornell Capital Partners, LP and Butler Gonzalez LLP, in connection with the Security Purchase Agreement
4.7	Pledge Agreement, dated January 16, 2006 between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.11	Securities Purchase Agreement dated July 24, 2006
4.14	Registration Rights Agreement dated July 24, 2006
4.15	Security Agreement dated July 24, 2006
4.16	Intercreditor and Subordination Agreement dated July 24, 2006
4.17	Pledge Agreement dated July 24, 2006
4.18	Guaranty Agreement dated July 24, 2006
10.7	Agreement concerning the Securities Purchase Agreement between Cornell Capital Partners, LP and Wentworth Energy, Inc. and related Agreements, dated July 24, 2006
10.8	Placement Agent Agreement between Wentworth Energy, Inc. and Ehrenkrantz King Nussbaum, Inc., dated April 5, 2006
10.9	Amendment to Placement Agent Agreement between Wentworth Energy, Inc. and Ehrenkrantz King Nussbaum, Inc. (amending Section 3 of the original agreement), dated June 30, 2006
10.10	Amendment to Placement Agent Agreement between Wentworth Energy, Inc. and Ehrenkrantz King Nussbaum, Inc. (amending Section 3 of the original agreement), dated June 30, 2006
10.11	Investment Banking Agreement between Wentworth Energy, Inc. and GunnAllen Financial, Inc., dated April 7, 2006 and amendment, dated July 17, 2006
10.12	Professional Services Agreement between Wentworth Energy, Inc. and Cole Business Development, LLC, dated June 7, 2006
10.13	Engagement Agreement between Wentworth Energy, Inc. and Sam Del Presto, dated April 12, 2006
10.14	Amendment to agreement between Wentworth Energy, Inc. and Sam Del Presto, dated April 12, 2006, July 7, 2006, July 21, 2006 and July 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENTWORTH ENERGY, INC
Date: August 23, 2006	By: /s/ John Punzo
John Punzo, President